                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Section 240.14a-12


                             Pulaski Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
              N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
              N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:
              N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
              N/A
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(2)   Form, Schedule or Registration Statement No.:
              N/A
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(3)   Filing Party:
              N/A
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(4)   Date Filed:
              N/A
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











                                December 27, 2004




Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 27, 2005 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, by telephone or by completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ William A. Donius

                                    William A. Donius
                                    CHAIRMAN OF THE BOARD,
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             PULASKI FINANCIAL CORP.
                              12300 OLIVE BOULEVARD
                            ST. LOUIS, MISSOURI 63141
                                 (314) 878-2210

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      On Thursday, January 27, 2005, Pulaski Financial Corp. (the "Company") will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance). The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

      1. The election of three directors to serve for a term of three years and one director to serve for a term of one year;

      2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2005; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record as of the close of business on December 7, 2004 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please vote either via the Internet, by telephone or by completing and signing the enclosed form of proxy and mailing it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Christine A. Munro

                                    Christine A. Munro
                                    CORPORATE SECRETARY

St. Louis, Missouri
December 27, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             PULASKI FINANCIAL CORP.
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. ("Pulaski Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 27, 2005 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 27, 2004.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 7, 2004. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

      As of the close of business on December 7, 2004, 5,535,023 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that record owners of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

ATTENDING THE MEETING

      If you are a stockholder as of the close of business on December 7, 2004, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote, constituting a quorum, is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of the election.

      In voting to ratify the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Pulaski Financial to request that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director and "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors.

      If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy, you must either advise the secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

      Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock over the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 3:00 a.m., Eastern time, on January 27, 2005.

PARTICIPANTS IN PULASKI BANK'S ESOP OR 401(K) PLAN

      If you participate in the Pulaski Bank Employee Stock Ownership Plan (the "ESOP") or if you hold Pulaski Financial common stock through the Pulaski Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Pulaski Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan's trustee is January 17, 2005.

                             CORPORATE GOVERNANCE

GENERAL

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

CODE OF BUSINESS CONDUCT

      The Company has adopted a Code of Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

      As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Company and Pulaski Bank conduct business through meetings of their Boards of Directors and their committees. During the year ended September 30, 2004, the Board of Directors of the Company met 11 times and the Board of Directors of Pulaski Bank met 11 times. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served. The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees.

      The Audit Committee, currently consisting of Messrs. Britt (Chairman), Ebel and Reeves, is responsible for providing oversight relating to Pulaski Financial's financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Ebel is an "audit committee financial expert." This committee met four times during the year ended September 30, 2004. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "AUDIT COMMITTEE REPORT."

      The Compensation Committee, currently consisting of Messrs. Britt, Ebel (Chairman) and Reeves, is responsible for human resources policies, salaries and benefits, incentive compensation, executive development and management succession planning. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met twice during the year ended September 30, 2004. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

      The Nominating and Corporate Governance Committee, currently consisting of Messrs. Ebel, Felman (Chairman) and Reeves, is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the Board and its committees have the benefit of qualified and experienced independent directors and developing a set of corporate governance polices and procedures. Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committee met twice during the year ended September 30, 2004. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES."

      Each of the committees listed above operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees listed above is available in the Corporate Governance portion of the Shareholder Information section of the Company's website
(WWW.PULASKIBANKSTL.COM).

ATTENDANCE AT THE ANNUAL MEETING

      The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2004 annual meeting of stockholders.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Non-employee directors of Pulaski Financial receive a fee of $950 per month and $225 for each board meeting attended. Non-employee directors of Pulaski Financial also receive $325 for each audit committee meeting attended and $225 for each other committee meeting attended. Each of the directors of Pulaski Financial also serves as a director of Pulaski Service Corporation, the wholly-owned subsidiary of Pulaski Bank. In this capacity, they receive $200 for each Pulaski Service Corporation meeting attended. No separate fees are paid for service on Pulaski Bank's Board of Directors.

      OPTION GRANTS. On October 20, 2003, Mr. Corrigan received stock options to acquire 2,678 shares of common stock at an exercise price of $15.13, the fair market value of the common stock on the date of grant. On January 29, 2004, Mr. Corrigan received stock options to acquire 7,322 shares of common stock at an exercise price of $19.48, the fair market value of the common stock on the date of grant. On July 21, 2004, Mr. Felman received stock options to acquire 10,000 shares of common stock at an exercise price of $17.29, the fair market value of the common stock on the date of grant. All of Messrs. Corrigan's and Felman's options vest in five equal annual installments commencing on the first anniversary of the date of grant.

                                 STOCK OWNERSHIP

      The following table provides information as of December 7, 2004 with respect to persons known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                    PERCENT OF
                                                  NUMBER OF        COMMON STOCK
NAME AND ADDRESS                                SHARES OWNED       OUTSTANDING
----------------                             -----------------    --------------

Pulaski Bank Employee Stock Ownership Plan       415,017(1)            7.50%
12300 Olive Boulevard
St. Louis, Missouri 63141

Leon A. Felman                                   369,564(2)            6.68%
25 West Brentmoor Park
Clayton, Missouri 63105

William A. Donius                                325,210(2)            5.77%
Chairman, President and Chief Executive Officer
Pulaski Financial Corp.
12300 Olive Boulevard
St. Louis, Missouri 63141

-------------------------------
(1) Includes 60,031 shares that have not been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP trustee has received voting instructions from participants, subject to the exercise of its fiduciary duties.
(2) See table on following page for additional information regarding Messrs. Donius' and Felman's beneficial ownership of Company common stock.

      The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 10 and by all directors, nominees for director and executive officers of the Company as a group as of December 7, 2004. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                     NUMBER OF SHARES
                                    NUMBER OF          THAT MAY BE
                                   SHARES OWNED     ACQUIRED WITHIN        PERCENT OF
                               (EXCLUDING OPTIONS)    60 DAYS BY          COMMON STOCK
            NAME                     (1)(2)        EXERCISING OPTIONS    OUTSTANDING (3)
----------------------------  ------------------  -------------------    ---------------
E. Douglas Britt                    100,656              -                   1.82%

William M. Corrigan, Jr.              4,332             1,464                  *

William A. Donius                   225,753(4)         99,457                5.77

Robert A. Ebel                      152,966              -                   2.76

Leon A. Felman                      369,564(5)           -                   6.68

Ramsey K. Hamadi                     20,290            39,750                1.08

Timothy K. Reeves                     3,177(6)          9,310                  *

Christopher K. Reichert              86,707            44,786                2.36

Lee S. Wielansky                       -(7)              -                     *

All Directors, Nominees and         963,445           194,767               20.21
  Executive Officers as a group
  (9 persons)

--------------------------------
* Less than 1% of the shares outstanding
(1) Includes unvested shares of restricted stock held in trust as part of the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
    Messrs. Britt and Ebel--1,862 shares; Mr. Donius--10,706 shares;
    Mr. Hamadi--200 shares; and Mr. Reichert--14,586 shares.
(2) Includes shares allocated to the account of the individuals under the Pulaski Bank Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows:
    Mr. Donius--19,631 shares; Mr. Hamadi--2,858 shares; and Mr. Reichert--8,189 shares.
(3) Based on 5,535,023 shares of Company common stock outstanding and entitled to vote as of December 7, 2004, plus, for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(4) Includes 5,000 shares held jointly with Mr. Donius' mother.
(5) Includes 1,500 shares held by Mr. Felman's spouse's individual retirement account and 1,500 shares held by Mr. Felman's daughter's individual retirement account.
(6) Includes 98 shares held in a custodian account for each of Mr. Reeves' two daughters under which Mr. Reeves' spouse has voting and investment power and 1,980 shares held in trust.
(7) After his nomination by the Board of Directors, Mr. Wielansky acquired 1,000 shares of Pulaski Financial common stock.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of seven members. All of the current directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Messrs. William A. Donius and Christopher
K. Reichert. Messrs. Donius and Reichert are not independent because they are employees of Pulaski Financial and Pulaski Bank. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election to that class are William
A. Donius, Robert A. Ebel and Leon A. Felman.

      Additionally, the Board of Directors has nominated Lee S. Wielansky for election to a one-year term or until his successor has been elected and qualified. Mr. Wielansky was recommended to the Nominating and Corporate Governance Committee by the chief executive officer, who was approached directly by Mr. Wielansky. The Nominating and Corporate Governance Committee then recommended Mr. Wielansky's nomination to the full Board of Directors.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2004. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

                       NOMINEES FOR ELECTION OF DIRECTORS

      The following nominees are standing for election for terms ending in 2008:

      WILLIAM A. DONIUS has served as President and Chief Executive Officer of Pulaski Bank since December 1, 1997. Mr. Donius is also Chairman of the Board of Directors of the Company and Pulaski Bank. Age 46. Director since 1997.

      ROBERT A. EBEL has served as Chairman of the Board of Universal Printing Co., a commercial printer in St. Louis, Missouri, since 1986. Mr. Ebel also was Chief Executive Officer of Universal Printing Co. from 1986 to 1995. Age 73. Director since 1979.

      LEON A. FELMAN serves as managing partner of Felman Family Partnership, LP, which invests in the securities of banks, thrifts and real estate investment trusts. Mr. Felman is also a director of Dynex Capital, Inc., which is listed on the New York Stock Exchange. Age 69. Director since 2004.

      The following nominee is standing for election for a term ending in 2006:

      LEE S. WIELANSKY has served as Chairman and Chief Executive Officer of Midland Development Group, Inc., a commercial real estate developing company, with locations in St. Louis, Missouri and Jacksonville, Florida, since March 2003. Before working with Midland, Mr. Wielansky served as President and Chief Executive Officer of JDN Development Company, Inc., a subsidiary of a real estate investment trust engaged in the development of retail shopping centers, from November 2000 until its acquisition in March 2003. Prior to joining JDN, Mr. Wielansky was a managing director of Regency Centers Corporation, a real estate investment trust and operator and developer of grocery-anchored shopping centers, from March 1998 until November 2000. Mr. Wielansky is also a director of Acadia Realty, a real estate investment trust listed on the New York Stock Exchange. Age 53.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2006:

      E. DOUGLAS BRITT is a retired bank chief executive officer and a retired officer in the U.S. Air Force. Age 77. Director since 1993.

      TIMOTHY K. REEVES is the president and owner of Keenan Properties, Inc., a commercial real estate brokerage and development firm. Age 45. Director since 2002.

      The following directors have terms ending in 2007:

      WILLIAM M. CORRIGAN, JR. is a partner in the law firm of Armstrong Teasdale L.L.P. located in St. Louis, Missouri. Age 45. Director since 2003.

      CHRISTOPHER K. REICHERT joined Pulaski Bank in November 1999 as Senior Vice President of Lending before being named Executive Vice President in January 2001. Age 40.

                PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS

      For the fiscal year ended September 30, 2002, the Company's consolidated financial statements were audited by Ernst & Young LLP. On May 23, 2003, the Company dismissed the former accountant and engaged KPMG LLP, which continues as the independent auditors of the Company. The decision to change auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on May 23, 2003.

      For the fiscal year ended September 30, 2002 and up to the date of the replacement of the Company's former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The independent auditor's report on the consolidated financial statements for the fiscal year ended September 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Audit Committee of the Board of Directors has appointed KPMG LLP to be its independent auditors for the 2005 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not accepted by a majority of the votes present in person or by proxy at the annual meeting, other independent auditors will be considered by the Audit Committee of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

AUDIT AND NON-AUDIT FEES

      The following table sets forth the fees billed to the Company for the fiscal years ending September 30, 2004 and 2003. The amounts include fees billed for services performed by Ernst &Young LLP for the period between October 1, 2002 and May 23, 2003 and for the services performed by KPMG LLP for the period between May 23, 2003 and September 30, 2004.


                                          2004          2003 (1)
                                        --------      ----------

      Audit Fees ...................... $89,000         $86,000
      Audit Related Fees (2)...........  36,500           8,940
      Tax Fees (3).....................  59,945          19,370
      All Other Fees...................       -               -

      -----------------------------------
      (1) Ernst & Young LLP billed $6,000 of audit fees and $5,820 in tax fees in fiscal 2003. The remainder of the fees in fiscal 2003 were billed by KPMG LLP.
      (2) Consists of employee benefit plan audits and consultation.
      (3) Consists of tax filing and tax related compliance and other advisory services.

      The Audit Committee believes that the provision of non-audit services by KPMG LLP are compatible with maintaining KPMG LLP's independence.

APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

      The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company's independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

      Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

      During the year ended September 30, 2004, 100% of the Audit Related Fees, Tax Fees and All Other Fees set forth above were approved by the Audit Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for the executive officers who received salary and bonus of $100,000 or more during the year ended September 30, 2004. The table does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of salary and bonus for the named executive officers.

                                                                      LONG-TERM COMPENSATION
                                          ANNUAL COMPENSATION                 AWARDS
                                      ---------------------------  ----------------------------
                                                                                   SECURITIES
                                                                     RESTRICTED    UNDERLYING
                                      FISCAL                        STOCK AWARDS  OPTIONS/SARS       ALL OTHER
         NAME AND POSITION            YEAR     SALARY     BONUS       ($) (1)        (#)(2)       COMPENSATION (3)
------------------------------------  ------  ---------  --------  -------------  -------------  ------------------
William A. Donius...................   2004    $247,308   $120,000     $ --             --            $30,153
   Chief Executive Officer, President  2003     225,017    240,000       --             --             32,895
   and Chairman of the Board           2002     187,450    120,000       --           35,000           20,591

Christopher K. Reichert.............   2004    $184,615   $ 75,000     $ --             --            $27,869
   Executive Vice President            2003     161,923    150,000       --             --             31,100
                                       2002     135,385     70,000       --           35,000           17,914

Ramsey K. Hamadi....................   2004    $117,192   $ 25,000     $ --             --            $23,408
   Chief Financial Officer             2003     106,654     50,000       --             --             17,924
                                       2002      84,000     25,000       --           21,000            6,404

-----------------------
(1) The number and value of all unvested shares of restricted stock held by each named executive officer as of September 30, 2004 is as follows:


                          NUMBER OF        VALUE OF
                       UNVESTED SHARES  UNVESTED SHARES
                       ---------------  ---------------
Mr. Donius...........       10,706        $208,232
Mr. Reichert.........       14,586         283,698
Mr. Hamadi...........          200           3,890

(2) The number of securities underlying options has been adjusted to reflect the two-for-one split of the Company's common stock on July 22, 2003.
(3) Represents ESOP allocations with a market value of $25,269, $25,269 and $21,066 for Messrs. Donius, Reichert and Hamadi, respectively. Also includes employer contributions to the 401(k) plan of $4,884, $2,600 and $2,342 for Messrs. Donius, Reichert and Hamadi, respectively.

EMPLOYMENT AGREEMENTS

      The Company and Pulaski Bank each currently maintain a three-year employment agreement with Mr. Donius. The term of the Company employment agreement is extended daily unless written notice of non-renewal is given by the Board of Directors. The term of the Pulaski Bank employment agreement is renewable annually. The employment agreements provide for a base salary and, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

      The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate Mr. Donius' employment for reasons other than for cause, or if Mr. Donius resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, Mr. Donius or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for Mr. Donius' life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon Mr. Donius' termination for reasons other than a change in control, Mr. Donius must comply with a one year non-competition agreement.

      Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, Mr. Donius or, if he dies, his beneficiary, would be entitled to a severance payment equal to three times the average of the three (or five in the case of the Bank employment agreement) preceding taxable years' annual compensation. The Company and Pulaski Bank would also continue Mr. Donius' life, health, and disability coverage for thirty-six months. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, Mr. Donius would not receive duplicative payments or benefits under the agreements. Under the Company employment agreement, Mr. Donius would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or other payments triggered liability under the Internal Revenue Code as an excise tax on payments constituting "excess parachute payments." Under applicable law, the excise tax is triggered by the executive's receipt of payments that are contingent on a change in control (as defined in the agreements) that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period. The indemnification payment provides the executive with a net amount sufficient to pay the excise tax.

FISCAL YEAR-END OPTION VALUES

      The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by the named executive officers as of September 30, 2004.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                       OPTIONS                IN-THE-MONEY OPTIONS
                               SHARES                            AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($)(1)
                               ACQUIRED         VALUE         --------------------------  ----------------------------
NAME                        ON EXERCISE (#)   REALIZED($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
----                        ---------------  -------------    -----------  -------------  -----------   --------------
William A. Donius........         9,071        $126,493         138,207        17,500      $1,998,724       $194,687
Christopher K. Reichert..        28,324         307,912          29,036        24,500         423,370        302,487
Ramsey K. Hamadi.........        12,400         134,416          34,500        26,500         429,052        324,972

----------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2004, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH, AS WELL AS THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Pulaski Bank for the year ended September 30, 2004. Recommendations regarding all components of compensation paid to executive officers of the Company and Pulaski Bank are made by the Compensation Committee of the Company's Board of Directors and are approved by the Company's Board of Directors.

      COMPENSATION POLICIES AND PROCEDURES. The Compensation Committee reviews management's recommendations for compensation and benefits for officers and employees, including officers and employees of Pulaski Bank. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the President and Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

      Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance, which strengthen the Company and enhance stockholder value.

      The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

      To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the Pulaski Bank Employee Stock Ownership Plan, the Company's stock-based incentive plans, the Pulaski Financial Corp. Annual Incentive Plan and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

      In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, the Company's stock performance, peer group comparisons and individual performance. No formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

      BASE SALARIES. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized peer comparison survey data it prepared. Adjustments were made this year: (1) to reflect the performance of the Company, the executive and any increased responsibilities assumed by the executive; and
(2) based on the peer comparison survey.

      BONUS. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company's overall performance. Specific factors included: return on equity; return on assets; efficiency ratio; stock price performance; and earnings improvement over the prior year. In addition, performance against the Company's strategic plan is measured. The President and Chief Executive Officer was invited to participate in the discussion about fiscal year bonuses for executives. He did not participate in any discussion related to his own bonus.

      PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation of the President and Chief Executive Officer during fiscal 2004 consisted of the same elements as for other senior executives, including salary and bonus. In reviewing base salary, the Committee consulted the America's Community Banker Compensation Survey and the 2004 SNL Executive Compensation Review. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and performance characteristics. The Committee observed that Mr. Donius' base compensation was commensurate with the survey information used for comparative purposes.

      Mr. Donius was paid a discretionary cash bonus of $120,000 for fiscal 2004. In determining an appropriate 2004 bonus for Mr. Donius, the committee considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, improved stock performance, continued and sustained earnings growth, growth in demand deposits, strong loan growth and progress on the Company's three-year strategic plan initiatives. In addition, the independent directors reviewed the cash bonuses paid to chief executive officers of similar institutions. The independent directors did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company's business performance. The Committee observed that after Mr. Donius' base compensation was established, it was commensurate with the survey information used for comparative purposes.

      Compensation Committee of the Company consisting of:

            Robert A. Ebel, Chairman
            E. Douglas Britt
            Timothy K. Reeves

                             STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on September 30, 1999.

                              [GRAPH APPEARS HERE]


                                     ----------------------------------------------------
                                     9/30/99  9/30/00  9/30/01  9/30/02  9/30/03  9/30/04
                                     -------  -------  -------  -------  -------  -------

Pulaski Financial Corp.............  $100.00  $130.30  $206.23  $247.85  $410.24  $558.83
The Nasdaq Index (U.S. Companies)..   100.00   133.99    54.83    43.04    65.92    70.35
SNL Midwest Thrift Index...........   100.00   109.22   139.96   161.64   229.94   260.32

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2004, with the following exceptions: two late reports filed by Mr. Corrigan, each with regard to the awarding of stock options; one late report filed by Mr. Felman with regard to the awarding of stock options; one late report filed by Mr. Donius with regard to a sale of common stock to satisfy tax obligations in connection with the vesting of restricted stock awards; and two late reports filed by Mr. Reichert each with regard to the sale of common stock to satisfy tax obligations in connection with the vesting of restricted stock awards.

                          TRANSACTIONS WITH MANAGEMENT

      LOANS AND EXTENSIONS OF CREDIT. The Sarbanes-Oxley Act generally prohibits loans by Pulaski Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Pulaski Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

      OTHER TRANSACTIONS. Armstrong Teasdale L.L.P., of which Mr. Corrigan is a partner, performs legal services for Pulaski Bank. For fiscal 2004, the amount of such services did not exceed five percent of Armstrong Teasdale's gross revenues for that firm's last full fiscal year.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of three directors, each of whom is independent under the Nasdaq Stock Market listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

      The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

      Audit Committee of the Company consisting of:

            E. Douglas Britt, Chairman
            Robert A. Ebel
            Timothy K. Reeves

            NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

GENERAL

      It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee's resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

      To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. The name and address of the stockholder making the recommendation, as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

      The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Pulaski Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

      EVALUATION. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

MINIMUM QUALIFICATIONS

      The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a stock ownership requirement. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

      If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the prospective nominee to determine if they possess the following qualifications, qualities or skills:

      o contributions to the range of talent, skill and expertise appropriate for the Board;
      o financial, regulatory, accounting and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;
      o familiarity with the Company's market area and participation and ties to local businesses and local civic, charitable and religious organizations;
      o   personal and professional integrity, honesty and reputation;
      o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
      o the ability to devote sufficient time and energy to the performance of his or her duties;
      o independence under applicable Securities and Exchange Commission and listing definitions; and
      o   current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 29, 2005. If next year's annual meeting is held on a date more than 30 calendar days from January 27, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days before the date of the meeting; provided that if less than 70 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

                           STOCKHOLDER COMMUNICATIONS

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating and Corporate Governance Committee.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 7, 2004. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the secretary of the Company or on the Company's website (WWW.PULASKIBANKSTL.COM). The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A copy of the Company's Form 10-K for the fiscal year ended September 30, 2004 as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 7, 2004 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

               HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in "street name" or the Company if you hold registered shares. You can notify the Company by contacting its transfer agent, Registrar and Transfer

Company, either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the same parties listed above.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Christine A. Munro

                                    Christine A. Munro
                                    CORPORATE SECRETARY


St. Louis, Missouri
December 27, 2004




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


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                             PULASKI FINANCIAL CORP.
                                   PROXY CARD
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 2005

       The undersigned hereby appoints E. Douglas Britt, William M. Corrigan, Jr., William A. Donius, Robert A. Ebel, Leon A. Felman, Timothy K. Reeves and Christopher K. Reichert, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 27, 2005 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
  PULASKI FINANCIAL CORP. -- ANNUAL MEETING OF STOCKHOLDERS, JANUARY 27, 2005

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE 1-866-580-7650 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2. Via the internet at HTTPS://WWW.PROXYVOTENOW.COM/PULB and follow the instructions.

                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS



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                                                          WITHHOLD    FOR ALL
                                                   FOR      ALL       EXCEPT
1.    The election as director of the nominees    /__/     /__/        /__/
      listed below (except as marked to the
      contrary below).

      (01) WILLIAM A. DONIUS
      (02) ROBERT A. EBEL
      (03) LEON A. FELMAN
      (04) LEE S. WIELANSKY

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

-----------------------------------

                                                   FOR     AGAINST    ABSTAIN
2.    The ratification of KPMG LLP as             /__/      /__/       /__/
      independent auditors for the fiscal
      year ending September 30, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 LISTED ABOVE.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE                /__/

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

      Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2004 Annual Report to Stockholders.


Dated: ______________, ______



-----------------------------              ---------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.


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



                *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                     PLEASE READ THE INSTRUCTIONS BELOW ***
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
        FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 a.m., January 27, 2005.


VOTE BY TELEPHONE                        VOTE BY INTERNET
-----------------                        ----------------
It's fast, convenient, and immediate!    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.
1-866-580-7650

Follow these four easy steps:            Follow these four easy steps:
1. Read the accompanying Proxy Statement 1. Read the accompanying Proxy
   and Proxy Card.                          Statement and Proxy Card.
2. Call the toll-free number             2. Go to the Website
   1-866-580-7650.                          https://www.proxyvotenow.com/pulb
3. Enter your 9 digit Number             3. Enter your 9 digit Number
   located on your Proxy Card below.        located on your Proxy Card below.
4. Follow the recorded instructions.     4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
Call 1-866-580-7650 anytime!             Go to https://www.proxyvotenow.com/pulb

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.






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